UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May
18, 1998


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not
Applicable
(State of                    (Commission            (IRS
Employer
Organization)                File Number)
Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware
  19807
(Address of principal executive offices)
(Zip Code)



Registrant's Telephone Number, including area code:
(302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On May 6, 1998, the Series Supplements to the
Pooling and Servicing Agreement for each outstanding
Series of investor certificates were amended to increase the Class C Initial Investor Interest for each outstanding Series of investor certificates. At that time, the Class C Initial Investor Interests for the outstanding Series were increased to the following amounts:


                   Series 1994-1    $  98,857,000
                   Series 1995-1    $  35,285,000
                   Series 1995-2    $  78,917,000
                   Series 1995-3    $  65,740,000
                   Series 1995-4    $  61,330,000*
                   Series 1995-5    $  65,520,000
                   Series 1996-1    $  65,740,000
                   Series 1996-2    $  65,740,000
                   Series 1996-3    $  65,740,000
                   Series 1996-4    $  65,740,000
                   Series 1996-5    $ 103,931,000
                   Series 1997-1    $  65,740,000

*  As a result of the scheduled amortization of Series
1995-4, the Class C         Investor Interest for Series
1995-4 is currently $55,169,551.

Item 7.  Exhibits

       4(a). Amendment No. 1 to the Series 1994-1
Supplement dated as of
             August 16, 1994, to the Pooling and
Servicing Agreement dated as                of July 31,
1994, as amended.

       4(b). Amendment No. 1 to the Series 1995-1
Supplement dated as of                     January 4,
1995, to the Pooling and Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(c). Amendment No. 1 to the Series 1995-2
Supplement dated as of
             January 20, 1995, to the Pooling and
Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(d). Amendment No. 1 to the Series 1995-3
Supplement dated as of
             May 8, 1995, to the Pooling and Servicing
Agreement dated as
             of July 31, 1994, as amended.

       4(e). Amendment No. 1 to the Series 1995-4
Supplement dated as of
             September 6, 1995, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(f). Amendment No. 1 to the Series 1995-5
Supplement dated as of
             December 12, 1995, to the Pooling and
Servicing Agreement dated                 as of July 31,
1994, as amended.

       4(g). Amendment No. 1 to the Series 1996-1
Supplement dated as of
             March 26, 1996, to the Pooling and
Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(h). Amendment No.1 to the Series 1996-2
Supplement dated as of
             May 17, 1996, to the Pooling and Servicing
Agreement dated as
             of July 31, 1994, as amended.

       4(i). Amendment No. 1 to the Series 1996-3
Supplement dated as of
             August 6, 1996, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(j). Amendment No. 1 to the Series 1996-4
Supplement dated as of
             October 29, 1996, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(k). Amendment No. 1 to the Series 1996-5
Supplement dated as of
             December 16, 1996, to the Pooling and
Servicing Agreement dated                 as of July 31,
1994, as amended.

       4(l). Amendment No. 1 to the Series 1997-1
Supplement dated as of
             July 31, 1997, to the Pooling and Servicing
Agreement dated
             as of July 31, 1994, as amended.

                                  SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Sears Credit Account Master
Trust II
                                    (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)



                        By:  /s/ Donald J. Woytek

 Donald J. Woytek
                                 Vice President,
Administration


Date: May 18, 1998
                                 EXHIBIT INDEX


Exhibit No.

       4(a). Amendment No. 1 to the Series 1994-1
Supplement dated as of
             August 16, 1994, to the Pooling and
Serivcing Agreement dated as                of July 31,
1994, as amended.

       4(b). Amendment No. 1 to the Series 1995-1
Supplement dated as of                     January 4,
1995, to the Pooling and Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(c). Amendment No. 1 to the Series 1995-2
Supplement dated as of
             January 20, 1995, to the Pooling and
Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(d). Amendment No. 1 to the Series 1995-3
Supplement dated as of
             May 8, 1995, to the Pooling and Servicing
Agreement dated as
             of July 31, 1994, as amended.

       4(e). Amendment No. 1 to the Series 1995-4
Supplement dated as of
             September 6, 1995, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(f). Amendment No. 1 to the Series 1995-5
Supplement dated as of
             December 12, 1995, to the Pooling and
Servicing Agreement dated                 as of July 31,
1994, as amended.

       4(g). Amendment No. 1 to the Series 1996-1
Supplement dated as of
             March 26, 1996, to the Pooling and
Servicing Agreement dated as
             of July 31, 1994, as amended.

       4(h). Amendment No.1 to the Series 1996-2
Supplement dated as of
             May 17, 1996, to the Pooling and Servicing
Agreement dated as
             of July 31, 1994, as amended.

       4(i). Amendment No. 1 to the Series 1996-3
Supplement dated as of
             August 6, 1996, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(j). Amendment No. 1 to the Series 1996-4
Supplement dated as of
             October 29, 1996, to the Pooling and
Servicing Agreement dated
             as of July 31, 1994, as amended.

       4(k). Amendment No. 1 to the Series 1996-5
Supplement dated as of
             December 16, 1996, to the Pooling and
Servicing Agreement dated                 as of July 31,
1994, as amended.

       4(l). Amendment No. 1 to the Series 1997-1
Supplement dated as of
             July 31, 1997, to the Pooling and Servicing
Agreement dated
             as of July 31, 1994, as amended.